UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
_________________

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
PJT PARTNERS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88784-P47410 *Please check the meeting materials for any special requirements for meeting attendance. PJT PARTNERS INC. Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on June 18, 2026 2026 Annual Meeting Vote in advance by June 17, 2026 11:59 PM EDT PJT PARTNERS INC. ATTN: DAVID K.F. GILLIS 280 PARK AVENUE, 16TH FLOOR NEW YORK, NY 10017 You invested in PJT Partners Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 18, 2026. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the voting material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the Meeting Vote by June 17, 2026 11:59 PM EDT Visit www.proxyvote.com Vote Virtually at the Meeting* June 18, 2026 10:00 A.M. Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/PJT2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88785-P47410 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the three nominees for Class II directors listed below, each to serve for a three-year term expiring at the 2029 annual meeting of shareholders (Proposal 1): 1a. K. Don Cornwell For 1b. Peter L.S. Currie For 1c. Thomas M. Ryan For 2. To approve, on an advisory basis, the compensation of our Named Executive Officers (Proposal 2). For 3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026 (Proposal 3). For Note: If any other matters properly come before the meeting or any adjournment thereof, the person(s) named in this proxy will vote in their discretion in accordance with applicable law or rule.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V88782-P47410 1a. K. Don Cornwell 1b. Peter L.S. Currie 1c. Thomas M. Ryan For Against Abstain ! !! 1. To elect the three nominees for Class II directors listed below, each to serve for a three-year term expiring at the 2029 annual meeting of shareholders (Proposal 1): PJT PARTNERS INC. The Board of Directors recommends you vote FOR all of the nominees listed below and FOR proposals 2 and 3: For Withhold 2. To approve, on an advisory basis, the compensation of our Named Executive Officers (Proposal 2). 3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026 (Proposal 3). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Note: If any other matters properly come before the meeting or any adjournment thereof, the person(s) named in this proxy will vote in their discretion in accordance with applicable law or rule. !! !! VOTE ONLINE Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time on June 17, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PJT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time on June 17, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive the completed proxy card by 5:00 p.m., Eastern Daylight Time on June 17, 2026. PJT PARTNERS INC. ATTN: DAVID K.F. GILLIS 280 PARK AVENUE, 16TH FLOOR NEW YORK, NY 10017 !! ! !! SCAN TO VIEW MATERIALS & VOTEw

V88783-P47410 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com. PJT PARTNERS INC. Annual Meeting of Shareholders June 18, 2026 10:00 A.M. Eastern Daylight Time Virtual Format Only This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) David A. Travin and David K.F. Gillis, and each of them, as proxies, each with the full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of PJT Partners Inc. that the shareholder(s) is/are entitled to vote at the 2026 Annual Meeting of Shareholders to be held at 10:00 A.M. Eastern Daylight Time on June 18, 2026, virtually at www.virtualshareholdermeeting.com/PJT2026, and in their discretion, upon any matter that may properly come before the meeting or any adjournment or postponement of the meeting. This proxy, when properly executed, will be voted in accordance with instructions given on the reverse side. If no instructions are given, this proxy will be voted as recommended by the Board of Directors on the reverse side of this Proxy Card. The shareholder(s) acknowledge(s) receipt with this proxy of a copy of the Notice of Annual Meeting, Proxy Statement and Annual Report describing more fully the matters set forth herein. Continued and to be signed on reverse side